UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 21, 2026

Kenvue Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-41697	88-1032011
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Kenvue Way Summit, New Jersey	07901
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (908)-874-1200

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KVUE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)     Kenvue Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders on May 21, 2026. For more information on the following proposals, see the Company’s proxy statement for the 2026 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on April 8, 2026 (the “2026 Proxy Statement”).

(b)     The final voting results of the matters presented at the 2026 Annual Meeting of Shareholders are set forth below.

1.    Proposal 1 — Election of Directors.

Shareholders elected all 12 director nominees named in the 2026 Proxy Statement to the Company’s Board of Directors to serve until the Company’s 2027 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal.

Director Nominee	For	Against	Abstain	Broker Non-Votes
Richard E. Allison, Jr.	1,512,836,324	6,283,362	920,339	107,623,208
Seemantini Godbole	1,510,994,556	6,185,557	2,859,912	107,623,208
Melanie L. Healey	1,510,962,748	8,276,268	801,009	107,623,208
Sarah Hofstetter	1,513,969,922	5,305,820	764,283	107,623,208
Betsy D. Holden	1,483,722,493	35,492,864	824,668	107,623,208
Erica L. Mann	1,511,484,856	5,728,044	2,827,125	107,623,208
Larry J. Merlo	1,508,433,980	10,784,111	821,934	107,623,208
Kathleen M. Pawlus	1,513,894,357	5,313,513	832,155	107,623,208
Kirk L. Perry	1,514,170,245	5,167,232	702,548	107,623,208
Vasant Prabhu	1,513,653,222	5,436,303	950,500	107,623,208
Jeffrey C. Smith	1,512,466,121	6,743,254	830,650	107,623,208
Michael E. Sneed	1,513,965,044	5,287,090	787,891	107,623,208

2.    Proposal 2 — Approve, on a Non-Binding Advisory Basis, Named Executive Officer Compensation.

Shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
1,449,179,584	69,193,538	1,666,903	107,623,208

3.    Proposal 3 — Ratify the Appointment of the Company’s Independent Registered Public Accounting Firm for 2026.

Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026.

For	Against	Abstain
1,619,846,087	7,169,319	647,827

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENVUE INC.
Date: May 22, 2026	By:	/s/ Alla Berenshteyn
		Name: Title:	Alla Berenshteyn Vice President, Corporate Secretary